UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2011

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

655 Engineering Drive, Suite 300, Norcross, Georgia		30092-2830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreement

On December 13, 2011, FleetCor Technologies, Inc. ("FleetCor") issued a press release announcing that it, its wholly-owned subsidiary, FleetCor UK Acquisition Limited (the "Acquisition Sub"), and Arval UK Group Limited ("Target’s Parent") had entered into an agreement for the sale and purchase of the entire issued share capital of Allstar Business Solutions Limited ("Allstar"), dated as of December 13, 2011 (the "Agreement"). Pursuant to the Agreement, and subject to the conditions contained in it, the Target’s Parent sold to the Acquisition Sub all of the outstanding share capital of Allstar, which became wholly-owned by the Acquisition Sub. A copy of the press release is filed as Exhibit 99.1 attached to this Form 8-K.

Pursuant to the Agreement, FleetCor acquired all of Allstar’s outstanding shares for a total payment of £194 million (approximately $304 million US Dollars), including amounts applied at the closing to the repayment of Target’s debt. The consideration for the transaction was paid using FleetCor’s existing cash and credit facilities. The all-cash transaction was consummated upon entering into the Agreement.

Other than in respect of the transaction, there was no material relationship between the Target’s Parent and FleetCor or any of its affiliates, or any director or officer of FleetCor, or any associate of any such director or officer.
The Agreement includes limited representations, warranties and covenants by the parties. The U.K. Office of Fair Trading is reviewing this acquisition and Acquisition Sub will comply with customary undertakings during the review process.
The Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FleetCor, the Acquisition Sub or Allstar. The representations and warranties contained in the Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. Investors are not third−party beneficiaries under the Agreement. In addition, the representations and warranties contained in the Agreement (i) are qualified by information that the parties have exchanged, (ii) were made only as of the date of the Agreement or a prior, specified date, and (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in FleetCor’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of FleetCor or Allstar or any of their respective subsidiaries or affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures in Item 1.01 are incorporated into this Item 2.01 by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release is furnished as Exhibit 99.1 attached to this Form 8-K and incorporated into this Item 7.01 by reference.

Ron Clarke, FleetCor’s chairman and chief executive officer and Eric Dey, FleetCor’s chief financial officer, will host a conference call December 13, 2011 at 11:00am ET to discuss FleetCor’s acquisition. A live webcast of this conference call will be available at the Investor Relations section of FleetCor’s website (www.fleetcor.com). The live conference call also can be accessed by dialing (877) 941-4774 or for international callers (480) 629-9760. A replay of the webcast will be available on FleetCor’s website for approximately one year.

For your convenience, the conference call can be replayed in its entirety beginning from two hours after the end of the call through December 20, 2011. If you wish to listen to the replay of this conference call, please dial (877) 870-5176, or for international callers (858) 384-5517 and enter passcode 4497108.

SAFE HARBOR STATEMENT
Statements in this Current Report on Form 8-K, including those regarding the transaction between Acquisition Sub and Target’s Parent, FleetCor’s future financial and operating results, benefits of the transactions, future opportunities for the combined company, and any other statements about FleetCor or Allstar managements’ future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project" or "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the outcome of any regulatory review or proceedings that may be instituted in connection with the transaction; difficulties in integrating Allstar or a failure to attain anticipated operating results, each of which could affect the accretiveness of the acquisition, and the other factors described in FleetCor’s periodic reports filed with the Securities and Exchange Commission. FleetCor undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the "Risk Factors" set forth in FleetCor’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. FleetCor intends to file with the Securities and Exchange Commission (the "SEC") the historical financial statements and pro forma financial information with respect to Allstar required to be filed pursuant to Rule 3−05 of Regulation S−X under the Securities Act within 71 days of the date this Current Report on Form 8-K must be filed.

(b) Pro forma financial information. See paragraph (a) above.

(d) See the Exhibit Index attached to this Current Report on Form 8−K, which is incorporated herein by reference.

Exhibit No. Description

2.1 Share Purchase Agreement among Arval UK Group Limited, FleetCor UK Acquisition Limited and FleetCor Technologies, Inc. (1)

99.1 Press release of FleetCor Technologies, Inc. dated December 13, 2011

(1) The annexures to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S−K. FleetCor will furnish copies of any such schedules to the SEC upon request.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

December 13, 2011	By:	/s/ Sean Bowen

Name: Sean Bowen
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

2.1	Share Purchase Agreement among Arval UK Group Limited, FleetCor UK Acquisition Limited and FleetCor Technologies, Inc.
99.1	99.1 Press release of FleetCor Technologies, Inc. dated December 13, 2011